1

FIFTH AMENDING AGREEMENT
THIS AGREEMENT dated as of June 8, 2018.
AMONG:
CANADIAN PACIFIC RAILWAY COMPANY (the "Borrower") as Borrower,
and
CANADIAN PACIFIC RAILWAY LIMITED (the "Covenantor"), as Covenantor
OF THE FIRST PART
and
ROYAL BANK OF CANADA, a Canadian chartered bank, as administrative agent of the Lenders (hereinafter referred to as the "Agent"),
OF THE SECOND PART
and
EACH PERSON NAMED ON THE SIGNATURE PAGES HEREOF in their capacity as a Lender (hereinafter collectively referred to as the "Lenders" and individually, a "Lender"),
OF THE THIRD PART
WHEREAS the parties hereto and the Withdrawing Lender entered into the Credit Agreement;
AND WHEREAS the Withdrawing Lender is concurrently herewith withdrawing as a Lender under the Credit Agreement and the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:
1.INTERPRETATION
1.1    In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:
"Agreement" means this fifth amending agreement, as amended, modified, supplemented or restated from time to time;
"Amended Credit Agreement" means the Credit Agreement as amended and supplemented by this Agreement, and as the same may be further amended, modified, supplemented or restated from time to time;
"Credit Agreement" means the credit agreement dated as of September 26, 2014, as amended by a first amending agreement dated as of June 15, 2015, a second amending agreement dated September 17, 2015, a third amending agreement dated as of June 28, 2016 and a fourth amending agreement dated as of June 23, 2017, among the Borrower, the Covenantor, the Agent and the Lenders;
"Effective Date" means the date on which all of the conditions precedent in Section 4.1 of this Agreement have been satisfied or waived by the Lenders; and
"Withdrawing Lender" means National Bank of Canada.
1.2    Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.
1.3    The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. Unless expressly indicated otherwise, all references to "Section" or "Sections" are intended to refer to a Section or Sections of the Credit Agreement.
2.    AMENDMENTS TO CREDIT AGREEMENT
2.1    Effective as of the Effective Date, the 1+1 Facility and, for lack of doubt, the 1+1 Commitment of each 1+1 Lender, is hereby terminated and cancelled and the Credit Agreement shall thereafter be read, construed and interpreted in all respects to give effect to such termination and cancellation, all as if such 1+1 Facility and 1+1 Commitments had not existed and were not included in the Credit Agreement.
2.2    Effective as of the Effective Date, each of the 5 Year Lenders agree that the definition "5 Year Maturity Date" in the Credit Agreement is amended by replacing the reference therein to "June 28, 2022" with "June 28, 2023".
2.3    Effective as of the Effective Date, each of the Lenders agrees the Credit Agreement is amended by:

(a)	allocating the 5 Year Commitment of the Withdrawing Lender to certain 5 Year Lenders such that the 5 Year Commitment of each 5 Year Lender is as set out in Exhibit "A" attached hereto;

(b)
increasing the Swingline Commitment to U.S.$100,000,000 with Bank of Montreal being added as a 5 Year Swingline Lender having a Swingline Commitment of U.S.$50,000,000. The definition of 5 Year Swingline Lender and all provisions of the Credit Agreement related to the 5 Year Swingline Facility shall be read, construed and interpreted in all respects to give effect to the fact there are two 5 Year Swingline Lenders each having a Swingline Commitment and that Swingline Advances may be requested from time to time by the Borrowers from either or both 5 Year Swingline Lenders, as applicable;

(c)	increasing the 5 Year Fronting Documentary Credit Commitment of Bank of Montreal to U.S.$110,000,000;

(d)	for certainty, replacing Schedule 1 to the Credit Agreement with Exhibit "A" attached hereto;

(e)	amending Section 2.2(d)(ii) to provide that the Commitment in respect of the 5 Year Facility may be increased, in the aggregate, by not more than U.S.$1,000,000,000;

(f)	amending the definition of Capitalized Lease Obligation to add the following at the end of such definition:
", provided that any such leases which would have been characterized as operating leases in accordance with GAAP as at December 31, 2017 and whether entered into before or after December 31, 2017, will continue to be characterized as operating leases notwithstanding any changes to GAAP and the obligations thereunder shall not be capitalized for purposes hereof.";

(g)	amending of the definition of Operating Leases to delete the same in its entirety and replace it with the following:
""Operating Leases" means leases for which the obligations thereunder are not classified as Capitalized Lease Obligations under GAAP (subject to the proviso in the definition of Capitalized Lease Obligations).";

(h)	amending Section 2.12 to add the following as Section 2.12(f):

"(f)	Each of the Borrowers and the Covenantor:

(i)
acknowledges and confirms that: (A) this Agreement, including Sections 2.12 and 11.15 hereof and the constituent definitions herein and under the other Credit Documents relating to interest and other amounts payable hereunder and thereunder, satisfies the requirements of section 4 of the Interest Act (Canada) to the extent that section 4 of the Interest Act (Canada) applies to the expression, statement or calculation of any rate of interest or other rate per annum hereunder or under any other Credit Document; and (B) they are each able to calculate the yearly rate or percentage of interest payable under any Credit Document based on the methodology set out herein and under the other Credit Documents, including Sections 2.12 and 11.15 and the constituent definitions herein and under the other Credit Documents relating to interest and other amounts payable hereunder and thereunder; and

(ii)
irrevocably agrees not to, and agrees to cause each of its Designated Subsidiaries not to, plead or assert, whether by way of defence or otherwise, in any proceeding relating to the Credit Documents, that the interest payable under the Credit Documents and the calculation thereof has not been adequately disclosed to the Borrowers, the Covenantor or any Designated Subsidiary, whether pursuant to section 4 of the Interest Act (Canada) or any other applicable law or legal principle." and

(i)	amending Section 7.1 to add the following as Section 7.1(n):
"(n)    Interest Act (Canada).

(i)
This Agreement, including Sections 2.12 and 11.15 hereof and the constituent definitions herein and under the other Credit Documents relating to interest and other amounts payable hereunder and thereunder, satisfies the requirements of section 4 of the Interest Act (Canada) to the extent that section 4 of the Interest Act (Canada) applies to the expression, statement or calculation of any rate of interest or other rate per annum hereunder or under any other Credit Document; and

(ii)
the Covenantor, each Borrower and each Designated Subsidiary are each able to calculate the yearly rate or percentage of interest payable under any Credit Document based on the methodology set out herein and under the other Credit Documents, including Sections 2.12 and 11.15 hereof and the constituent definitions herein and under the other Credit Documents relating to interest and other amounts payable hereunder and thereunder."

3.    REPRESENTATIONS AND WARRANTIES
3.1    The Covenantor hereby represents and warrants to and in favour of the Agent and the Lenders that as of the Effective Date:

(a)	there exists no Default or Event of Default; and

(b)
the representations and warranties contained in Section 7.1 of the Credit Agreement (other than any representations and warranties which expressly speak of an earlier date, and with this Agreement being a Credit Document and references to the Credit Agreement being deemed to be references to the Amended Credit Agreement) are true and correct.

4.    CONDITIONS PRECEDENT TO EFFECTIVENESS
4.1    This Agreement shall be effective on the date each of the following conditions precedent are satisfied (or waived by the Lenders hereunder):

(a)	the Borrower shall deliver or cause to be delivered to the Agent an executed copy of this Agreement for each Lender;

(b)	the Agent has received a withdrawal letter from the Withdrawing Lender in a form satisfactory to the Agent and the Borrower (each acting reasonably); and

(c)	each Lender shall have been paid all fees as have been agreed to with the Borrower in respect of this Agreement.
5.    CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS
The Credit Agreement and the other Credit Documents to which the Covenantor and the Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended hereby is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect. This Agreement shall, for all purposes, be considered to be a Credit Document. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
6.    FURTHER ASSURANCES
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
7.    COUNTERPARTS
This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
8.    GOVERNING LAW
The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrower or the Covenantor may be found.
[signature pages follow]

IN WITNESS WHEREOF the parties hereto have executed this Agreement.

CANADIAN PACIFIC RAILWAY COMPANY, as Borrower Per: /s/ Pramod Bhatia Name: Pramod Bhatia Title: Treasurer

CANADIAN PACIFIC RAILWAY LIMITED, as Covenantor Per: /s/ Pramod Bhatia Name: Pramod Bhatia Title: Treasurer

THE ADMINISTRATIVE AGENT ROYAL BANK OF CANADA Per: /s/ Susan Khokher Susan Khokher Authorized Signatory

THE LENDERS
ROYAL BANK OF CANADA Per: /s/ Tim VandeGriend Tim VandeGriend Authorized Signatory

BARCLAYS BANK PLC Per: /s/ Craig Malloy Craig Malloy Director

MORGAN STANLEY BANK, N.A. Per: /s/ Michael King Michael King Authorized Signatory

MUFG BANK, LTD., CANADA BRANCH Per: /s/ Catherine Siu Catherine Siu Director

CITIBANK, N.A., Canadian Branch Per: /s/ Brian Delaney Brian Delaney Authorized Signatory

BANK OF AMERICA, N.A., CANADA BRANCH Per: /s/ Marc Ahlers Marc Ahlers Director

BANK OF MONTREAL Per: /s/ Jeff Cowan Jeff Cowan Vice President Per: /s/ Carol McDonald Carol McDonald Managing Director

THE BANK OF NOVA SCOTIA Per: /s/ Michael Linder Michael Linder Director Per: /s/ Jonathan Leach Jonathan Leach Associate

CANADIAN IMPERIAL BANK OF COMMERCE Per: /s/ Emma Johnson Emma Johnson Director Per: /s/ Stephen Redding Stephen Redding Managing Director

WELLS FARGO BANK, N.A., CANADIAN BRANCH Per: /s/ Marc-Philippe Piché Marc-Philippe Piché Regional Vice President

HSBC BANK CANADA Per: /s/ Jason Lang Jason Lang Director, Global Banking Per: /s/ Adam Lamb Adam Lamb VP, Banking

ATB FINANCIAL Per: /s/ Maximiliano Herrera Maximiliano Herrera Director Per: /s/ Christopher Hamel Christopher Hamel Associate Director

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH Per: /s/ Steve Nishimura Steve Nishimura Authorized Signatory

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC Per: /s/ Oliver Sumugod Oliver Sumugod Director Per: /s/ Matt van Remmen Matt van Remmen Managing Director

EXPORT DEVELOPMENT CANADA Per: /s/ Andrés Navarro Andrés Navarro Senior Associate Per: /s/ Richard Leong Richard Leong Senior Financing Manager

Exhibit "A"

Schedule 1
COMMITMENTS
5 Year Facility
(all amounts in U.S. $)

Lender	5 Year Commitment	5 Year Fronting Documentary Commitment	5 Year Swingline Commitment
Royal Bank of Canada	$82,500,000	$110,000,000	$50,000,000
Barclays Bank plc	$82,500,000
Morgan Stanley Bank, N.A.	$32,500,000
MUFG Bank, Ltd., Canada Branch	$50,000,000
Citibank, N.A., Canadian Branch	$82,500,000
Bank of America, N.A., Canada Branch	$82,500,000
Bank of Montreal	$82,500,000	$110,000,000	$50,000,000
The Bank of Nova Scotia	$82,500,000	$40,000,000
Canadian Imperial Bank of Commerce	$82,500,000	$40,000,000
Wells Fargo Bank N.A., Canadian Branch	$82,500,000
HSBC Bank Canada	$82,500,000
Fédération des caisses Desjardins du Québec	$43,750,000
Export Development Canada	$43,750,000
ATB Financial	$43,750,000	$30,000,000
Sumitomo Mitsui Banking Corporation, Canada Branch	$43,750,000
	_________________	________________	_______________
	U.S. $1,000,000,000	U.S. $330,000,000	U.S. $100,000,000

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